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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549





                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 April 8, 1997
                                 -------------
               Date of Report (Date of earliest event reported)


                      DONALDSON, LUFKIN & JENRETTE, INC.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                              1-6862               13-1898818
--------                              ------               ----------
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
of organization)                                         Identification Number)


                                277 Park Avenue
                           New York, New York 10172
               --------------------------------------------------
              (Address of principal executive offices) (zip code)

                                (212) 892-3000
                                --------------
             (Registrant's telephone number, including area code)



         (Former Name or Former Address, if Changed Since Last Report)


                   Exhibit Index is on page 4 of this filing



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Item 5.       OTHER EVENTS

              On April 8, 1997, Donaldson, Lufkin & Jenrette, Inc. (the "Company") commenced a program for the offering of Medium-Term Notes due nine months or more from the date of issuance ("MEDIUM-TERM NOTES") in the aggregate principal amount of up to $300,000,000 or the equivalent thereof in one or more other currencies or currency units such as the European Currency Unit. The Medium-Term Notes are part of the $500,000,000 in debt securities and preferred stock registered by the Company pursuant to a Registration Statement, as amended (the "REGISTRATION STATEMENT") filed with the Securities and Exchange Commission ("COMMISSION") on Form S-3 (Registration No. 333-07567) pursuant to Rule 415 promulgated by the Commission under the Securities Act of 1933, as amended the ("ACT"). A Prospectus Supplement and Base Prospectus relating to the Medium-Term Notes has been filed with the Commission pursuant to Rule 424(b) of the Act. The issuance and sale of the Medium-Term Notes may be made from time to time in various amounts pursuant to an Indenture, dated as of October 25, 1995, between the Company and The Bank of New York, as Trustee. The Indenture was previously filed with the Commission.

              The Medium-Term Notes will be distributed pursuant to a Distribution Agreement among the Company and certain agents. The form of the Distribution Agreement is attached hereto as Exhibit 1 and incorporated by reference herein. The Medium-Term Notes may bear fixed or floating rates of interest and may also be issued as Indexed Notes, Dual Currency Notes, Renewable Notes, Amortizing Notes or as Original Issue Discount Notes as described in the Prospectus Supplement. A form of Fixed Rate Medium-Term Note and Regular Floating Rate Medium-Term Note are attached hereto as Exhibits 4.2 and 4.3, respectively, and incorporated by reference herein. The Bank of New York (the "CALCULATION AGENT") may perform certain services in connection with the issuance of Medium-Term Notes bearing floating rates of interest or bearing fixed rates of interest determined by reference to an interest rate formula, if any, pursuant to a Calculation Agent Agreement between the Company and the Calculation Agent. The form of the Calculation Agent Agreement is attached hereto as Exhibit 4.4 and incorporated by reference herein. Tax consequences of ownership and disposition of the Notes are described in the Prospectus Supplement. The opinion of Davis Polk & Wardwell, special tax counsel to the Company, is attached hereto as Exhibit 4.5 and incorporated by reference herein.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS

     c.       Exhibits.

              1       Form of Distribution Agreement.

              4.1 Indenture between the Company and The Bank of New York, as Trustee (previously filed as Exhibit 4.1 to the Quarterly Report on Form 10-Q filed with the Commission on December 8, 1995).

              4.2     Form of Fixed Rate Medium-Term Note.

              4.3     Form of Floating Rate Medium-Term Note.

              4.4     Form of Calculation Agent Agreement.

              4.5     Form of Tax Opinion

                                       2

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                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DONALDSON, LUFKIN & JENRETTE, INC.

Date: April 11, 1997                     By /s/ Thomas E. Siegler
                                           ----------------------
                                          Name: Thomas E. Siegler
                                          Title: Secretary

                                       3

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                                 EXHIBIT INDEX
                                                                   Sequentially
Exhibit                                                            Numbered
Number        Exhibit                                              Page
------        -------                                              ----

1             Form of Distribution Agreement.

4.1 Indenture between the Company and The Bank of New York, as Trustee (previously filed as Exhibit 4.1 to the Quarterly Report on Form 10-Q filed with the Commission on December 8, 1995).

4.2           Form of Fixed Rate Medium-Term Note.

4.3           Form of Floating Rate Medium-Term Note.

4.4           Form of Calculation Agent Agreement.

4.5           Form of Tax Opinion


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